UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050
Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund
Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103
Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103
Registrant’s telephone number, including area code:	(800) 523-1918
Date of fiscal year end:	November 30
Date of reporting period:	May 31, 2020

Item 1. Reports to Stockholders

Semiannual report

Closed-end fund

Delaware Enhanced Global Dividend and Income Fund

May 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866 437-0252. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The figures in the semiannual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Enhanced Global Dividend and Income Fund (“DEX” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). The Fund currently makes monthly distributions to common shareholders at a targeted annual distribution rate of 6.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 6.5% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/about/press-releases-closed-end.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. These include the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of May 31, 2020, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

As of May 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	58.44%
Communication Services	6.16%
Consumer Discretionary	5.02%
Consumer Staples	14.56%
Energy	1.40%
Financials	4.11%
Healthcare	13.09%
Industrials	5.69%
Information Technology	3.53%
Materials	2.62%
REIT Mortgage	0.25%
REIT Multifamily	0.65%
REIT Office	0.09%
Utilities	1.27%

Convertible Preferred Stock	1.56%

Exchange-Traded Fund	0.62%

Limited Partnerships	1.37%

Convertible Bonds	6.06%
Brokerage	0.08%
Capital Goods	0.26%
Communications	0.90%
Consumer Cyclical	0.31%
Consumer Non-Cyclical	1.01%
Electric	0.18%
Energy	1.30%
Real Estate Investment Trusts	0.27%
Technology	1.75%

Corporate Bonds	54.20%
Automotive	0.84%
Banking	2.58%
Basic Industry	6.16%
Brokerage	0.84%
Capital Goods	3.02%
Communications	4.18%
Consumer Cyclical	2.54%
Consumer Non-Cyclical	3.75%
Electric	0.68%
Energy	5.98%
Financials	0.42%
Healthcare	6.40%
Insurance	2.16%
Media	7.23%
Real Estate Investment Trusts	0.44%
Services	0.79%

Security type / sector	Percentage of net assets
Technology	3.21%
Transportation	0.43%
Utilities	2.55%

Loan Agreement	0.47%

Sovereign Bonds	1.65%

Supranational Bank	0.18%

Leveraged Non-Recourse Security	0.00%

Preferred Stock	0.57%

Short-Term Investments	14.15%

Total Value of Securities	139.27%

Borrowing Under Line of Credit	(40.30%)

Receivables and Other Assets Net of Liabilities	1.03%

Total Net Assets	100.00%

(continues)                                             1

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

Country*	Percentage of net assets
Brazil	0.09%
Canada	1.94%
China/Hong Kong	0.18%
Colombia	0.21%
Denmark	2.44%
France	8.17%
Georgia	0.18%
Germany	3.06%
Honduras	0.18%
India	0.07%
Indonesia	0.19%
Ireland	0.76%
Israel	0.43%
Italy	0.20%
Japan	7.05%
Kazakhstan	0.21%
Mexico	0.34%
Mongolia	0.16%
Netherlands	2.99%
Panama	0.06%
Paraguay	0.19%
Peru	0.48%
Philippines	0.21%
Puerto Rico	0.59%
Qatar	0.20%
Serbia	0.10%
Sweden	1.43%
Switzerland	5.58%
Ukraine	0.21%
United Arab Emirates	0.16%
United Kingdom	4.80%
United States	82.26%
Total	125.12%

*Allocation includes all investments except for short-term investments.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 5 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

May 31, 2020 (Unaudited)

	Number of shares	Value (US $)

Common Stock – 58.44%❖

Communication Services – 6.16%
AT&T	35,400	$1,092,444
Century Communications =†	125,000	0
Comcast Class A	18,100	716,760
KDDI	55,200	1,605,148
Orange	103,090	1,241,048
Publicis Groupe	43,200	1,223,790
Verizon Communications	18,900	1,084,482

		6,963,672

Consumer Discretionary – 5.02%
adidas AG †	4,480	1,179,601
Amazon.com †	104	254,007
Hennes & Mauritz Class B	26,600	401,292
Next	8,710	523,213
Sodexo	15,160	1,018,789
Swatch Group	4,280	853,953
Target	7,100	868,543
Whirlpool	4,800	584,736

		5,684,134

Consumer Staples – 14.56%
Archer-Daniels-Midland	10,100	397,031
Asahi Group Holdings	24,700	929,414
British American Tobacco ADR	14,840	594,787
Conagra Brands	28,200	981,078
Danone	31,810	2,173,726
Diageo	40,800	1,406,077
General Mills	6,700	422,368
Kao	8,600	689,547
Kerry Group Class A	4,580	565,852
Kirin Holdings	23,000	470,791
Koninklijke Ahold Delhaize	96,530	2,444,163
Lawson	15,800	873,179
Nestle	21,220	2,291,442
Procter & Gamble	3,500	405,720
Seven & i Holdings	53,300	1,822,218

		16,467,393

Energy – 1.40%
ConocoPhillips	11,800	497,724
TOTAL ADR	12,400	465,992
Williams	30,200	616,986

		1,580,702

Financials – 4.11%
American International Group	33,800	1,016,028
Bank of New York Mellon	15,000	557,550
Chubb (Switzerland)	3,500	426,790

	Number of shares	Value (US $)

Common Stock❖ (continued)

Financials (continued)
Hercules Capital	4,796	$53,428
JPMorgan Chase & Co.	2,898	282,004
MetLife	16,200	583,362
Truist Financial	26,200	963,636
Wells Fargo & Co.	28,900	764,983

		4,647,781

Healthcare – 13.09%
AbbVie	10,500	973,035
Amgen	1,800	413,460
AstraZeneca ADR	16,400	895,440
Bristol-Myers Squibb	6,800	406,096
Brookdale Senior Living †	315,020	1,152,973
Cardinal Health	11,300	617,997
CVS Health	6,300	413,091
Fresenius Medical Care AG & Co.†	27,130	2,276,744
Johnson & Johnson	4,000	595,000
Merck & Co.	10,100	815,272
Novo Nordisk Class B	42,550	2,764,263
Pfizer	21,960	838,652
Roche Holding	7,670	2,653,160

		14,815,183

Industrials – 5.69%
Caterpillar	6,000	720,780
G4S	668,650	743,205
Lockheed Martin	2,100	815,724
Makita	30,400	1,028,884
Raytheon Technologies	13,900	896,828
Secom	6,400	553,921
Securitas Class B †	91,894	1,217,120
Stanley Black & Decker	3,700	464,165

		6,440,627

Information Technology – 3.53%
Broadcom	4,100	1,194,207
Cisco Systems	25,800	1,233,756
Intel	10,600	667,058
International Business Machines	4,300	537,070
Microsoft	1,976	362,102

		3,994,193

Materials – 2.62%
Air Liquide	15,950	2,161,817
DuPont de Nemours	15,900	806,607

		2,968,424

REIT Mortgage – 0.25%
Annaly Capital Management	26,176	161,244

(continues)                                             3

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (US $)

Common Stock❖ (continued)

REIT Mortgage (continued)
Starwood Property Trust	9,382	$124,405

		285,649

REIT Multifamily – 0.65%
Equity Residential	12,200	738,832

		738,832

REIT Office – 0.09%
Postal Realty Trust Class A	6,000	101,580

		101,580

Utilities – 1.27%
Edison International	15,100	877,461
National Grid ADR	9,775	558,348

		1,435,809

Total Common Stock (cost $68,804,154)		66,123,979

Convertible Preferred Stock – 1.56%

2020 Mandatory Exchangeable Trust 144A 6.50% exercise price $47.09, maturity date 5/16/23 #	173	187,324
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	5,400	219,474
Bank of America 7.25% exercise price $50.00 y	190	259,255
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	8,317	387,323
Elanco Animal Health 5.00% exercise price $38.40, maturity date 2/1/23	4,736	180,110
Lyondellbasell Advanced Polymers 6.00% exercise price $52.33 y	375	387,188
QTS Realty Trust 6.50% exercise price $46.86 y	952	145,161

Total Convertible Preferred Stock (cost $1,763,112)		1,765,835

	Number of shares	Value (US $)

Exchange-Traded Funds – 0.62%

iShares MSCI EAFE ETF	1,350	$80,514
Vanguard FTSE Developed Markets ETF	16,390	617,411

Total Exchange-Traded Funds (cost $761,979)		697,925

Limited Partnerships@ – 1.37%

Merion Champion’s Walk =p†	1,085,000	914,438
Merion Countryside =p†	780,938	629,748

Total Limited Partnerships (cost $933,444)		1,544,186

	Principal amount°

Convertible Bonds – 6.06%

Brokerage – 0.08%
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	72,000	96,145

		96,145

Capital Goods – 0.26%
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	310,000	289,484

		289,484

Communications – 0.90%
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	217,000	187,569
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	240,000	355,174
InterDigital 144A 2.00% exercise price $81.29, maturity date 6/1/24 #	174,000	172,981
Liberty Media 2.25% exercise price $33.85, maturity date 9/30/46	619,000	299,286

		1,015,010

Consumer Cyclical – 0.31%
Team 5.00% exercise price $21.70, maturity date 8/1/23	583,000	355,815

		355,815

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Consumer Non-Cyclical – 1.01%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	194,000	$218,319
Chefs’ Warehouse 144A 1.875% exercise price $44.20, maturity date 12/1/24 #	234,000	180,246
Coherus Biosciences 144A 1.50% exercise price $19.26, maturity date 4/15/26 #	29,000	33,433
Collegium Pharmaceutical 2.625% exercise price $29.19, maturity date 2/15/26	121,000	122,763
Integra LifeSciences Holdings 144A 0.50% exercise price $73.67, maturity date 8/15/25 #	248,000	236,121
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	324,000	253,710
Tricida 144A 3.50% exercise price $33.23, maturity date 5/15/27 #	101,000	101,936

		1,146,528

Electric – 0.18%
NRG Energy 2.75% exercise price $47.74, maturity date 6/1/48	196,000	201,848

		201,848

Energy – 1.30%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	639,000	395,719
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	944,000	770,690
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	324,000	299,307

		1,465,716

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Real Estate Investment Trusts – 0.27%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	338,000	$309,059

		309,059

Technology – 1.75%
Boingo Wireless 1.00% exercise price $42.32, maturity date 10/1/23	554,000	488,892
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	165,000	176,691
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	172,000	149,950
Pluralsight 0.375% exercise price $38.76, maturity date 3/1/24	305,000	272,792
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	374,000	336,151
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	252,000	194,473
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	100,000	109,164
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	252,000	252,186

		1,980,299

Total Convertible Bonds (cost $7,555,444)		6,859,904

Corporate Bonds – 54.20%

Automotive – 0.84%
Allison Transmission 144A 5.875% 6/1/29 #	715,000	724,227
KAR Auction Services 144A 5.125% 6/1/25 #	237,000	224,533

		948,760

Banking – 2.58%
Ally Financial
5.75% 11/20/25	702,000	732,274
8.00% 11/1/31	250,000	316,044
Bank of Georgia 144A 6.00% 7/26/23 #	200,000	197,040

(continues)                                             5

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Credit Suisse Group 144A 6.25% #µy	485,000	$509,444
Development Bank of Mongolia 144A 7.25% 10/23/23 #	200,000	182,000
Popular 6.125% 9/14/23	655,000	662,300
Royal Bank of Scotland Group 8.625% µy	315,000	327,783

		2,926,885

Basic Industry – 6.16%
BMC East 144A 5.50% 10/1/24 #	312,000	313,917
Boise Cascade 144A 5.625% 9/1/24 #	600,000	612,687
Freeport-McMoRan
4.55% 11/14/24	365,000	372,338
5.45% 3/15/43	400,000	396,616
HD Supply 144A 5.375% 10/15/26 #	345,000	358,077
Hudbay Minerals 144A 7.625% 1/15/25 #	245,000	223,365
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	272,000	272,847
Koppers 144A 6.00% 2/15/25 #	484,000	446,785
Lennar 5.875% 11/15/24	155,000	168,352
Minera Mexico 144A 4.50% 1/26/50 #	200,000	192,799
NOVA Chemicals 144A 5.00% 5/1/25 #	285,000	252,967
Olin
5.00% 2/1/30	380,000	327,680
5.125% 9/15/27	478,000	426,809
PolyOne 144A 5.75% 5/15/25 #	188,000	197,438
PulteGroup 5.00% 1/15/27	170,000	180,694
Standard Industries
144A 4.75% 1/15/28 #	730,000	736,902
144A 5.00% 2/15/27 #	430,000	443,964
144A 6.00% 10/15/25 #	50,000	52,031
Steel Dynamics 5.00% 12/15/26	665,000	691,474
Univar Solutions USA 144A 5.125% 12/1/27 #	305,000	309,519

		6,977,261

Brokerage – 0.84%
E*TRADE Financial 5.875% µy	920,000	946,951

		946,951

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Capital Goods – 3.02%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	360,000	$371,592
Ashtead Capital 144A 4.375% 8/15/27 #	375,000	379,686
Bombardier 144A 6.00% 10/15/22 #	560,000	362,950
Crown Americas 4.75% 2/1/26	334,000	348,258
Mauser Packaging Solutions
Holding 144A 5.50% 4/15/24 #	699,000	695,935
TransDigm 144A 6.25% 3/15/26 #	288,000	295,154
United Rentals North America
5.50% 5/15/27	877,000	933,404
5.875% 9/15/26	30,000	31,595

		3,418,574

Communications – 4.18%
Altice France 144A 7.375% 5/1/26 #	910,000	962,157
Level 3 Financing 144A 3.875% 11/15/29 #	576,000	590,841
Ooredoo International Finance 144A 5.00% 10/19/25 #	200,000	225,750
Sprint
7.125% 6/15/24	918,000	1,043,220
7.625% 3/1/26	30,000	35,919
7.875% 9/15/23	40,000	45,504
Sprint Communications 7.00% 8/15/20	302,000	304,700
T-Mobile USA 6.50% 1/15/26	720,000	761,483
Zayo Group Holdings 144A 4.00% 3/1/27 #	770,000	760,256

		4,729,830

Consumer Cyclical – 2.54%
Boyd Gaming 6.375% 4/1/26	513,000	511,469
Future Retail 144A 5.60% 1/22/25 #	200,000	76,187
GLP Capital / GLP Financing II 5.375% 4/15/26	122,000	122,282
Hilton Worldwide Finance 4.875% 4/1/27	435,000	432,745
KFC Holding / Pizza Hut Holdings / Taco Bell of America 144A 5.25% 6/1/26 #	490,000	511,146

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
MGM Growth Properties Operating Partnership 5.75% 2/1/27	195,000	$204,841
MGM Resorts International 5.75% 6/15/25	73,000	73,045
Scientific Games International 144A 8.25% 3/15/26 #	292,000	268,687
William Carter 144A 5.625% 3/15/27 #	355,000	363,660
Yum! Brands 144A 4.75% 1/15/30 #	295,000	306,486

		2,870,548

Consumer Non-Cyclical – 3.75%
Aramark Services 144A 5.00% 2/1/28 #	530,000	523,277
Cott Holdings 144A 5.50% 4/1/25 #	603,000	609,720
JBS USA LUX
144A 5.75% 6/15/25 #	377,000	387,368
144A 6.50% 4/15/29 #	360,000	392,332
144A 6.75% 2/15/28 #	40,000	43,385
Pilgrim’s Pride 144A 5.875% 9/30/27 #	815,000	849,487
Post Holdings
144A 5.00% 8/15/26 #	244,000	250,665
144A 5.625% 1/15/28 #	400,000	419,926
144A 5.75% 3/1/27 #	345,000	360,665
US Foods 144A 6.25% 4/15/25 #	390,000	406,088

		4,242,913

Electric – 0.68%
Israel Electric 144A 4.25% 8/14/28 #	250,000	272,965
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	500,000	493,523

		766,488

Energy – 5.98%
Cheniere Corpus Christi Holdings
5.125% 6/30/27	92,000	99,913
5.875% 3/31/25	222,000	244,878
7.00% 6/30/24	370,000	412,105
Cheniere Energy Partners 5.25% 10/1/25	360,000	364,720
Crestwood Midstream Partners 6.25% 4/1/23	495,000	472,777
Energy Transfer Operating 5.50% 6/1/27	260,000	282,094

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Genesis Energy 6.50% 10/1/25	80,000	$72,649
Hilcorp Energy I 144A 5.00% 12/1/24 #	229,000	202,355
KazMunayGas National 144A 5.375% 4/24/30 #	216,000	242,125
Murphy Oil 5.875% 12/1/27	486,000	452,741
Murphy Oil USA 5.625% 5/1/27	936,000	979,112
Newfield Exploration 5.375% 1/1/26	662,000	588,115
NuStar Logistics 5.625% 4/28/27	402,000	381,826
Petrobras Global Finance 6.75% 6/3/50	100,000	97,755
Precision Drilling 144A 7.125% 1/15/26 #	650,000	327,314
Sinopec Group Overseas Development 2018 144A 2.50% 8/8/24 #	200,000	205,946
Southwestern Energy 7.75% 10/1/27	465,000	435,080
Targa Resources Partners 5.375% 2/1/27	708,000	705,214
Transocean Proteus 144A 6.25% 12/1/24 #	203,700	196,571

		6,763,290

Financials – 0.42%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	400,000	298,700
DAE Funding 144A 5.75% 11/15/23 #	201,000	178,115

		476,815

Healthcare – 6.40%
Bausch Health 144A 5.50% 11/1/25 #	1,000,000	1,035,625
Centene
3.375% 2/15/30	535,000	539,582
4.625% 12/15/29	360,000	389,214
Charles River Laboratories International
144A 4.25% 5/1/28 #	270,000	272,904
144A 5.50% 4/1/26 #	745,000	780,086
CHS 144A 6.625% 2/15/25 #	305,000	295,278
Encompass Health
5.75% 11/1/24	420,000	423,602
5.75% 9/15/25	361,000	371,341

(continues)                                             7

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Healthcare (continued)
HCA
5.375% 2/1/25	1,076,000	$1,183,917
5.875% 2/15/26	166,000	186,210
7.58% 9/15/25	194,000	220,190
Hill-Rom Holdings 144A 5.00% 2/15/25 #	378,000	389,773
Hologic 144A 4.625% 2/1/28 #	370,000	384,267
Tenet Healthcare
5.125% 5/1/25	415,000	422,439
8.125% 4/1/22	329,000	344,537

		7,238,965

Insurance – 2.16%
Centene 144A 5.375% 8/15/26 #	880,000	933,768
HUB International 144A 7.00% 5/1/26 #	685,000	705,704
USI 144A 6.875% 5/1/25 #	782,000	803,665

		2,443,137

Media – 7.23%
AMC Networks 4.75% 8/1/25	805,000	813,134
CCO Holdings
144A 4.50% 8/15/30 #	380,000	395,141
144A 5.125% 5/1/27 #	250,000	263,084
144A 5.375% 6/1/29 #	370,000	399,531
144A 5.875% 5/1/27 #	506,000	531,505
CSC Holdings
6.75% 11/15/21	895,000	945,429
144A 7.50% 4/1/28 #	200,000	222,081
144A 7.75% 7/15/25 #	325,000	339,823
Gray Television 144A 5.875% 7/15/26 #	747,000	773,007
Lamar Media 5.75% 2/1/26	399,000	416,382
Netflix 5.875% 11/15/28	685,000	781,027
Sinclair Television Group 144A 5.125% 2/15/27 #	453,000	423,075
Sirius XM Radio
144A 5.00% 8/1/27 #	905,000	947,820
144A 5.375% 4/15/25 #	479,000	492,764
VTR Finance 144A 6.875% 1/15/24 #	430,000	441,055

		8,184,858

Real Estate Investment Trusts – 0.44%
SBA Communications 4.875% 9/1/24	480,000	496,344

		496,344

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Services – 0.79%
Prime Security Services Borrower 144A 5.75% 4/15/26 #	495,000	$511,008
Service Corp. International 4.625% 12/15/27	360,000	379,874

		890,882

Technology – 3.21%
CDK Global
5.00% 10/15/24	404,000	430,506
5.875% 6/15/26	570,000	601,244
CDW Finance 5.00% 9/1/25	239,000	247,710
CommScope Technologies 144A 5.00% 3/15/27 #	232,000	213,012
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	577,000	587,207
RP Crown Parent 144A 7.375% 10/15/24 #	70,000	69,730
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	350,000	369,185
SS&C Technologies 144A 5.50% 9/30/27 #	1,055,000	1,110,551

		3,629,145

Transportation – 0.43%
Delta Air Lines 144A 7.00% 5/1/25 #	350,000	362,116
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #^	200,000	127,059

		489,175

Utilities – 2.55%
AES
5.50% 4/15/25	345,000	354,700
6.00% 5/15/26	57,000	60,409
Calpine 144A 5.25% 6/1/26 #	320,000	332,293
Covanta Holding 5.875% 7/1/25	557,000	552,185
Emera 6.75% 6/15/76 µ	390,000	422,664
Empresas Publicas de Medellin 144A 4.25% 7/18/29 #	238,000	234,801
Enel 144A 8.75% 9/24/73 #µ	200,000	227,750
Infraestructura Energetica Nova 144A 3.75% 1/14/28 #	200,000	190,212
Vistra Operations 144A 5.50% 9/1/26 #	105,000	110,555

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities (continued)
Vistra Operations 144A 5.625% 2/15/27 #	375,000	$399,384

		2,884,953

Total Corporate Bonds (cost $61,326,010)		61,325,774

Loan Agreement – 0.47%

Frontier Communications Tranche B-1 5.35% (LIBOR03M + 3.75%) 6/17/24 ●	540,610	532,839

Total Loan Agreement (cost $528,784)		532,839

Sovereign Bonds – 1.65%Δ

Indonesia – 0.19%
Indonesia Government International Bond 144A 4.125% 1/15/25 #	200,000	216,476

		216,476

Israel – 0.19%
Israel Government International Bond 2.75% 7/3/30	200,000	217,750

		217,750

Panama – 0.06%
Panama Government International Bond 144A 3.75% 4/17/26 #	67,000	70,046

		70,046

Paraguay – 0.19%
Paraguay Government International Bond 144A 4.95% 4/28/31 #	200,000	215,625

		215,625

Peru – 0.49%
Peruvian Government International Bond
2.392% 1/23/26	200,000	207,200
2.844% 6/20/30	320,000	339,539

		546,739

Philippines – 0.21%
Philippine Government International Bond 5.50% 3/30/26	200,000	239,090

		239,090

	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Serbia – 0.11%
Serbia International Bond 144A 3.125% 5/15/27 #	100,000	$116,572

		116,572

Ukraine – 0.21%
Ukraine Government International Bond 144A 7.75% 9/1/21 #	237,000	239,691

		239,691

Total Sovereign Bonds (cost $1,746,584)		1,861,989

Supranational Bank – 0.18%

Central American Bank For Economic Integration 144A 2.00% 5/6/25 #	200,000	201,900

Total Supranational Bank (cost $199,972)		201,900

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Auction Pass Through Trust Series 2007-B 144A 0.241% 1/15/87 #◆=	500,000	500

Total Leveraged Non-Recourse Security (cost $425,000)		500

	Number of shares

Preferred Stock – 0.57%

Bank of America 6.50% µ	470,000	506,827
GMAC Capital Trust I 6.177% (LIBOR03M + 5.785%) ●	6,000	135,540
Washington Prime Group 6.875%	424	2,798

Total Preferred Stock (cost $644,674)		645,165

Short-Term Investments – 14.15%

Money Market Mutual Funds – 14.15%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.11%)	3,202,894	3,202,894

(continues)                                             9

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (US $)

Short-Term Investments (continued)

Money Market Mutual Funds (continued)
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.08%)	3,202,894	$3,202,894
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.16%)	3,202,894	3,202,894
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.07%)	3,202,894	3,202,894
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.05%)	3,202,894	3,202,894

Total Short-Term Investments (cost $16,014,470)		16,014,470

Total Value of Securities – 139.27% (cost $160,703,627)		$157,574,466

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2020, the aggregate value of Rule 144A securities was $37,373,884, which represents 33.03% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

@	Invests in multi-family real estate properties.
◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

❖	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 2.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at May 31, 2020. Rate will reset at a future date.
p	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At
May 31, 2020, the aggregate value of restricted securities was $1,544,186, which represented 1.37% of the Fund’s net assets. See table below for additional details.
y	No contractual maturity date.
†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at May 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Merion Champion’s Walk	8/4/17	$841,792	$828,482
Merion Champion’s Walk	2/13/18	21,834	21,489
Merion Champion’s Walk	7/11/18	22,912	21,489
Merion Champion’s Walk	10/22/18	23,276	21,489
Merion Champion’s Walk	2/13/19	23,630	21,489
Merion Countryside	5/11/16	—	559,216
Merion Countryside	4/7/17	—	45,342
Merion Countryside	5/3/18	—	25,190

Total		$933,444	$1,544,186

The following foreign currency exchange contract and swap contracts were outstanding at May 31, 2020:1

Foreign Currency Exchange Contract

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
JPMCB	EUR	(89,293)	USD	97,426	6/19/20	$(1,941)

Swap Contracts

CDS Contracts[2]

Counterparty/				Upfront
Reference Obligation/				Payments		Variation Margin
Termination Date/	Notional	Annual Protection		Paid	Unrealized	Due from
Payment Frequency	Amount[3]	Payments	Value	(Received)	Depreciation[4]	(Due to) Brokers
Over-The-Counter:
Protection purchased Moody’s Rating:
JPMCB - Republic of Peru 8.75% 11/21/33 A3 6/20/25 - Quarterly	209,000	1.000%	$(926)	$2,533	$(3,459)	$—
JPMCB - United Mexican States 4.15% 3/28/27 A3/BBB+ 6/20/25 - Quarterly	308,000	1.000%	11,467	22,269	(10,802)	—

Total CDS Contracts			$10,541	$24,802	$(14,261)	$—

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contract and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 6 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(848).

Summary of abbreviations:

ADR – American Depositary Receipt

CDS – Credit Default Swap

EAFE – Europe Australasia, and Far East

ETF – Exchange-Traded Fund

EUR – European Monetary Unit

FTSE – Financial Times Stock Exchange

GS – Goldman Sachs

ICE – Intercontinental Exchange

JPMCB – JPMorgan Chase Bank, National

Association

LIBOR – London interbank offered rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             11

Statement of assets and liabilities

Delaware Enhanced Global Dividend and Income Fund

May 31, 2020 (Unaudited)

Assets:
Investments, at value[1]	$157,574,466
Foreign currencies, at value[2]	102,363
Cash collateral due from broker	30,000
Cash	27,982
Dividend and interest receivable	1,109,045
Foreign tax reclaim receivable	294,186
Upfront payments paid on credit default swap contracts	24,802
Receivable for securities sold	8,104

Total assets	159,170,948

Liabilities:
Borrowing under line of credit	45,600,000
Other accrued expenses	169,850
Investment management fees payable to affiliates	124,834
Payable for securities purchased	98,110
Interest expense payable on line of credit	18,249
Unrealized depreciation on credit default swap contracts	14,261
Unrealized depreciation on foreign currency exchange contracts	1,941
Reports and statements to shareholders expenses payable to affiliates	1,922
Swap payments payable	1,048
Accounting and administration expenses payable to affiliates	798
Trustees’ fees and expenses payable to affiliates	412

Total liabilities	46,031,425

Total Net Assets	$113,139,523

Net Assets Consist of:
Paid-in capital	$128,063,924
Total distributable earnings (loss)	(14,924,401)

Total Net Assets	$113,139,523

Net Asset Value

Common Shares
Net assets	$113,139,523
Shares of beneficial interest outstanding	12,007,336
Net asset value per share	$9.42

[1] Investments, at cost	$160,703,627
[2] Foreign currencies, at cost	102,866

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

Six months ended May 31, 2020 (Unaudited)

Investment Income:
Interest	$2,027,659
Dividends	1,614,449
Foreign tax withheld	(70,770)

3,571,338

Expenses:
Management fees	828,741
Interest expense	525,795
Reports and statements to shareholders expenses	68,971
Dividend disbursing and transfer agent fees and expenses	45,618
Legal fees	44,205
Accounting and administration expenses	34,865
Audit and tax fees	30,483
Custodian fees	9,564
Trustees’ fees and expenses	2,970
Registration fees	144
Other expenses	67,603

1,658,959
Less expenses paid indirectly	(424)

Total operating expenses	1,658,535

Net Investment Income	1,912,803

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,721,048)
Foreign currencies	(76,476)
Foreign currency exchange contracts	31,664
Futures contracts	(1,599)
Swap contracts	62,329

Net realized loss	(4,705,130)

Net change in unrealized appreciation (depreciation) of:
Investments	(10,424,617)
Foreign currencies	17,049
Foreign currency exchange contracts	(1,742)
Futures contracts	174
Swap contracts	(15,109)

Net change in unrealized appreciation (depreciation)	(10,424,245)

Net Realized and Unrealized Loss	(15,129,375)

Net Decrease in Net Assets Resulting from Operations	$(13,216,572)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Six months ended 5/31/20 (Unaudited)	Year ended 11/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,912,803	$4,764,056
Net realized loss	(4,705,130)	(1,889,883)
Net change in unrealized appreciation (depreciation)	(10,424,245)	12,398,557

Net increase (decrease) in net assets resulting from operations	(13,216,572)	15,272,730

Dividends and Distributions to Shareholders from:
Distributable earnings	(6,097,325)	(4,956,080)
Return of capital	—	(8,586,247)

	(6,097,325)	(13,542,327)

Capital Share Transactions:
Cost of shares repurchased[1]	—	(7,107,880)

Decrease in net assets derived from capital share transactions	—	(7,107,880)

Net Decrease in Net Assets	(19,313,897)	(5,377,477)

Net Assets:
Beginning of period	132,453,420	137,830,897

End of period	$113,139,523	$132,453,420

1 See Note 4 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

Six months ended May 31, 2020 (Unaudited)

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(13,216,572)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	(147,430)
Proceeds from disposition of investment securities	77,737,253
Purchase of investment securities	(52,381,686)
Purchase (Proceeds) from disposition of short-term investment securities, net	(7,151,401)
Net realized (gain) loss on investments	4,721,048
Net realized loss on sales of investments from changes in the foreign exchange rates	(10,715)
Net change in unrealized (appreciation) depreciation of investments	10,424,617
Net change in unrealized (appreciation) depreciation of swap contracts	15,109
Net change in unrealized (appreciation) depreciation of foreign currencies	(17,049)
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	1,742
Return of capital distributions on investments	155,456
(Increase) decrease in receivable for securities sold	4,577,611
(Increase) decrease in dividends and interest receivable	404,624
(Increase) decrease in foreign dividend reclaim receivable	96,036
(Increase) decrease in upfront payments payable on credit default swap contracts	(24,802)
(Increase) decrease in swaps interest payable	200
(Increase) decrease in payable for securities purchased	(4,403,047)
(Increase) decrease in variation margin payable on future contracts	(125)
Increase (decrease) in other affiliates payable	(3,701)
Increase (decrease) in Trustees’ fees and expenses payable	410
Increase (decrease) in accounting and administration expenses payable to affiliates	(60)
Increase (decrease) in investment management fees payable to affiliates	(26,212)
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	(370)
Increase (decrease) in Legal fees payable to affiliates	(76)
Increase (decrease) in other accrued expenses	41,010
Increase (decrease) in interest expense payable	(12,291)

Total adjustments	33,996,151

Net cash provided by operating activities	20,779,579

Cash provided by (used for) financing activities:
Decrease in borrowing under line of credit	(15,000,000)
Cash dividends and distributions paid to shareholders	(6,097,325)

Net cash used for financing activities	(21,097,325)

Effect of exchange rates on cash	17,049

Net increase in cash	(300,697)
Cash at beginning of period	461,042

Cash at end of period	$160,345

Cash paid for interest expense on leverage	$538,086

(continues)                                             15

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

The following table provides a reconciliation of cash, foreign currencies, and restricted cash reported within the statement of financial position that sum to the total of the same amounts shown on the previous page at May 31, 2020:

Cash	$27,982
Foreign currencies, at value	102,363
Cash collateral due from broker	30,000

Total cash, foreign currencies, and restricted cash at end of period	$160,345

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months
	ended
	5/31/20[1]	Year ended
	(Unaudited)	11/30/19		11/30/18	11/30/17	11/30/16	11/30/15
Net asset value, beginning of period	$11.03	$10.88		$13.08	$11.43	$11.49	$13.19

Income (loss) from investment operations:
Net investment income[2]	0.16	0.38		0.50	0.44	0.42	0.57
Net realized and unrealized gain (loss)	(1.26)	0.87		(1.61)	1.84	0.36	(1.37)

Total from investment operations	(1.10)	1.25		(1.11)	2.28	0.78	(0.80)

Less dividends and distributions from:
Net investment income	(0.45)	(0.40)		(0.38)	(0.51)	(0.41)	(0.73)
Return of capital	—	(0.70)		(0.15)	(0.12)	(0.43)	(0.17)
Net realized gain	(0.06)	—		(0.56)	—	—	—

Total dividends and distributions	(0.51)	(1.10)		(1.09)	(0.63)	(0.84)	(0.90)

Net asset value, end of period	$9.42	$11.03		$10.88	$13.08	$11.43	$11.49

Market value, end of period	$8.16	$10.12		$9.60	$11.98	$9.65	$9.72

Total return based on3 :
Net asset value	(9.63% )	13.53%	[4]	(8.38% )	21.03%	8.65%	(5.30% )
Market value	(14.68% )	18.05%	[4]	(11.74% )	31.30%	8.44%	(11.65% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,140	$132,453		$137,831	$207,106	$181,220	$182,254
Ratio of expenses to average net assets[5,6,7,8]	2.75%	3.52%		3.02%	2.38%	2.30%	2.10%
Ratio of net investment income to average net assets[9]	3.19%	3.53%		4.06%	3.50%	3.79%	4.52%
Portfolio turnover	33%	135%	[10]	34%	40%	54%	48%
Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$45,600	$60,600		$65,600	$82,000	$82,000	$84,000
Asset coverage per $1,000 of debt outstanding at end of period	$3,481	$3,186		$3,101	$3,526	$3,210	$3,170

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total return based on net asset value will be higher than total return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.02% lower. See Note 12 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2020 and the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 1.30%, 1.43%, 1.31%, 1.12%, 1.19%, and 1.14%, respectively.

[7]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2020 and the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 0.60%, 1.00%, 0.81%, 0.56%, 0.41%, and 0.33%, respectively.

[8]

The ratio of interest expense to average net assets for the six months ended May 31, 2020 and the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 0.87%, 1.45%, 1.15%, 0.80%, 0.59%, and 0.47%, respectively.

[9]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2020 and the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 2.19%, 2.43%, 2.85%, 2.47%, 2.63%, and 3.15%, respectively.

[10]	The Fund’s portfolio turnover rate increased substantially during the year ended Nov. 30, 2019, due to the enhanced income strategy by engaging in dividend capture trading.

See accompanying notes, which are an integral part of the financial statements.

                                             17

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

May 31, 2020 (Unaudited)

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the six months ended May 31, 2020 and for all open tax years (years ended Nov. 30, 2017–Nov. 30, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the six months ended May 31, 2020, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the Investment Company Act of 1940. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expense paid indirectly.” For the six months ended May 31, 2020, the Fund earned $424 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee of 0.95%, calculated daily and paid monthly,

(continues)                                             19

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund fixed income security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. DMC may permit its affiliates, MIMGL and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the six months ended May 31, 2020, the Fund was charged $4,974 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the six months ended May 31, 2020, the Fund was charged $20,196 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

3. Investments

For the six months ended May 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$50,491,391
Purchases of US government securities	1,890,295
Sales other than US government securities	73,672,162
Sales of US government securities	4,065,091

At May 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for the Fund were as follows:

Cost of investments and derivatives	$161,019,610

Aggregate unrealized appreciation of investments and derivatives	$8,139,861
Aggregate unrealized depreciation of investments and derivatives	(11,576,405)

Net unrealized depreciation of investments and derivatives	$(3,436,544)

At Nov. 30, 2019, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$2,113,770	$—	$2,113,770

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues)                                             21

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Corporate Debt	$—	$68,185,678	$—	$68,185,678
Loan Agreements	—	532,839	—	532,839
Foreign Debt	—	2,063,889	—	2,063,889
Common Stock	66,123,979	—	—	66,123,979
Convertible Preferred Stock[1]	971,849	793,986	—	1,765,835
Exchange-Traded Fund	697,925	—	—	697,925
Limited Partnerships	—	—	1,544,186	1,544,186
Preferred Stock[1]	138,338	506,827	—	645,165
Leveraged Non-Recourse Security	—	—	500	500
Short-Term Investments	16,014,470	—	—	16,014,470

Total Value of Securities	$83,946,561	$72,083,219	$1,544,686	$157,574,466

Derivatives[2]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,941)	$—	$(1,941)
Swap Contracts	—	(14,261)	—	(14,261)

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type:

	Level 1	Level 2	Total
Convertible Preferred Stock	55.04%	44.96%	100.00%
Preferred Stock	21.44%	78.56%	100.00%

2Foreign currency exchange contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

During the six months ended May 31, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Limited Partnerships	Leveraged Non-Recourse Security	Total
Beginning balance Nov. 30, 2019	$1,544,186	$500	$1,544,686

Ending balance May 31, 2020	$1,544,186	$500	$1,544,686

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

Quantitative information about Level 3 fair value measurements for the Fund are as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs
			Trailing 12 months NOI,
Limited		Market cap	adjusted for assets and
Partnership	$1,544,186	rate method	liabilities; liquidity discount
Leveraged
Non-Recourse
Security	500	Valued by 3rd party	Unadjusted price provided by 3rd party

Total	$1,544,686

A significant change to the inputs may result in a significant change to the valuation.

4. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market, if the shares of the Fund are trading at a discount to the Fund’s NAV on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s NAV on the dividend payment date, the Fund will issue shares to shareholders of record at NAV. During the six months ended May 31, 2020 and the year ended Nov. 30, 2019, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.

The Fund implemented an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. There were no shares repurchased under the Fund’s share repurchase program for the six months ended May 31, 2020. The share repurchase program commenced on Aug. 1, 2016 and has no stated expiration date. For the year ended Nov. 30, 2019, the Fund repurchased 23,937 common shares valued at $225,781. The weighted average discount per share at the repurchase date was 13.75% for the year ended Nov. 30, 2019.

On May 30, 2019, the Fund’s Board approved a tender offer for the Fund’s common shares. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 28, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 31, 2019 and expired on

(continues)                                             23

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

4. Capital Stock (continued)

June 27, 2019. In connection with the tender offer, the Fund purchased 631,965 shares at a total cost of $6,882,099. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 18.96%) in accordance with the terms of the tender offer.

5. Line of Credit

For the six months ended May 31, 2020, the Fund borrowed a portion of the money available to it pursuant to a $87,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 12, 2020. Effective June 12, 2020, the Fund entered into Amendment No. 5 to the Amended and Restated Credit Agreement (“Amendment”) that is scheduled to terminate on June 11, 2021. Among other things, the Amendment reduced the maximum available amount for borrowing to $70,000,000 and the applicable borrowing margin to 0.90%. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At May 31, 2020, the par value of loans outstanding was $45,600,000, at a variable interest rate of 0.95%. The carrying value of the loan approximates fair value. During the six months ended May 31, 2020, the average daily balance of loans outstanding was $54,050,820, at a weighted average interest rate of approximately 1.98%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 5 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the six months ended May 31, 2020, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at May 31, 2020.

During the six months ended May 31, 2020, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objectives. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the six months ended May 31, 2020, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the six months ended May 31, 2020, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the six months ended May 31, 2020, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At May 31, 2020, the Fund received $30,000 cash collateral from brokers for OTC swap contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.”

(continues)                                             25

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

6. Derivatives (continued)

Fair values of derivative instruments as of May 31, 2020 were as follows:

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Foreign Currency Exchange Contracts	Credit Contracts	Total
Unrealized depreciation of foreign currency exchange contracts	$1,941	$—	$1,941
Unrealized depreciation on credit default swap contracts	—	14,261	14,261

Total	$1,941	$14,261	$16,202

The effect of derivative instruments on the “Statement of operations” for the six months ended May 31, 2020 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$31,664	$—	$—	$31,664
Interest rate contracts	—	(1,599)	—	(1,599)
Credit contracts	—	—	62,329	62,329

Total	$31,664	$(1,599)	$62,329	$92,394

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(1,742)	$—	$—	$(1,742)
Interest rate contracts	—	174	—	174
Credit contracts	—	—	(15,109)	(15,109)

Total	$(1,742)	$174	$(15,109)	$(16,677)

The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2020:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$ 84,501	$182,510
Futures contracts (average notional value)	23,846	8,659
CDS contracts (average notional value)*	434,774	—

*Long represents buying protection and short represents selling protection.

7. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At May 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank, National Association	$—	$(16,202)	$(16,202)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank, National Association	$(16,202)	$—	$16,202	$—	$—	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the

(continues)                                             27

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

8. Securities Lending (continued)

value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the six months ended May 31, 2020, the Fund had no securities out on loan.

9. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended May 31, 2020. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase. As of May 31, 2020, the unfunded commitment for the limited partnership totaled $117,661.

(continues)                                             29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

9. Credit and Market Risk (continued)

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the period is not material.

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through Dec. 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Fund was an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based upon available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $353,068 and an asset of $105,920 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

The plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms on a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liability reversed.

13. Subsequent Events

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

Management has determined that no other material events or transactions occurred subsequent to May 31, 2020, that would require recognition or disclosure in the Fund’s financial statements.

                                             31

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management

On June 11, 2020, the Fund announced that the Fund’s portfolio management team effective June 11, 2020 would consist of Wayne A. Anglace, Åsa Annerstedt, Adam H. Brown, Liu-Er Chen, Craig C. Dembek, Roger A. Early, Chris Gowlland, Jens Hansen, Allan Saustrup Jensen, Claus Juul, Nikhil G. Lalvani, Paul A. Matlack, John P. McCarthy, and Klaus Petersen.

On May 19, 2020, the Fund announced that Allan Saustrup Jensen would be appointed a co-manager of the Fund effective May 19, 2020.

Listed below are the biographies for each member of the portfolio management team.

Wayne A. Anglace, CFA

Managing Director, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies within Macquarie Investment Management Fixed Income (MFI). Prior to joining Macquarie Investment Management in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Åsa Annerstedt

Vice President, Portfolio Manager

Åsa Annerstedt is a portfolio manager for the firm’s Global Equity team. She joined Macquarie Investment Management (MIM) in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Annerstedt joined ValueInvest in 2013 as a portfolio manager. Prior to joining ValueInvest, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master’s degree in finance and international trade from Lund University in Sweden.

Ms. Annerstedt has been a co-portfolio manager of the Fund since March 2019.

Adam H. Brown, CFA

Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Liu-Er Chen, CFA

Managing Director, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

Craig C. Dembek, CFA

Senior Managing Director, Head of Credit Research

Craig C. Dembek is head of credit research and a senior research analyst for Macquarie Investment Management Fixed Income (MFI), with primary responsibility for banks, brokers, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Roger A. Early, CPA, CFA

Senior Managing Director, Chief Investment Officer — US Fixed Income

Roger A. Early is chief investment officer of the US fixed income business for Macquarie Investment Management Fixed Income (MFI). He rejoined Macquarie Investment Management in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

(continues)                                             33

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Chris Gowlland, CFA

Senior Vice President, Head of Equity Quantitative Research

Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Investment Management in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird School of Global Management. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Mr. Gowlland has been a co-portfolio manager of the Fund since July 2019.

Jens Hansen

Managing Director, Chief Investment Officer — Global Equity Team

Jens Hansen heads the firm’s Global Equity team and is a portfolio manager for the team’s strategies. He joined Macquarie Investment Management (MIM) in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Hansen joined ValueInvest Asset Management in 2001 as a portfolio manager. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Mr. Hansen has been a co-portfolio manager of the Fund since March 2019.

Allan Saustrup Jensen, CFA, CAIA®

Vice President, Portfolio Manager

Allan Saustrup Jensen joined Macquarie Investment Management (MIM) in May 2020 as a portfolio manager for the firm’s Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MIM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a portfolio manager. He began his investment career at Nordea Bank. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance.

Mr. Jensen has been a co-portfolio manager of the Fund since May 2020.

Claus Juul

Vice President, Portfolio Manager

Claus Juul is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Juul joined ValueInvest in 2004 as a portfolio manager. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master’s degree in economics and business administration.

Mr. Juul has been a co-portfolio manager of the Fund since March 2019.

Nikhil G. Lalvani, CFA

Managing Director, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since January 2019.

Paul A. Matlack, CFA

Managing Director, Senior Client Portfolio Manager

Paul A. Matlack is a strategist and senior portfolio manager for Macquarie Investment Management Fixed Income (MFI). Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management (MIM) from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Klaus Petersen, CFA

Managing Director, Portfolio Manager

Klaus Petersen is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Petersen joined ValueInvest in 2006 as a portfolio manager. Previously, he worked for ATP, Denmark’s largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Mr. Petersen has been a co-portfolio manager of the Fund since March 2019.

(continues)                                             35

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any US federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2020
	Net Realized	Net Realized		Total Per
	Short-Term	Long-Term	Return of	Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
$0.1709	$—	$—	$0.3369	$0.5078
Percentage Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2020
	Net Realized	Net Realized		Total Per
	Short-Term	Long-Term	Return of	Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
33.70%	$—	—	66.30%	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Bylaws

Effective June 30, 2020, the Fund’s Board amended provisions of the Fund’s Bylaws to permit shareholder meetings to be held virtually as well as in person, as designated by the Board.

(continues)                                             37

About the organization

This semiannual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds® by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy†

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

†Audit Committee Member

Christianna Wood†

Chief Executive Officer and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary

Delaware Funds by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Funds by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT)

Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

computershare.com/investor

Website

delawarefunds.com/closed-end

Your reinvestment options

Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the semiannual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (12/1/2019 - 12/31/2019)	0	-	0	12,007,335.6820
Month #2 (1/1/2020 - 1/31/2020)	0	-	0	12,007,335.6820
Month #3 (2/1/2020 - 2/29/2020)	0	-	0	12,007,335.6820
Month #4 (3/1/2020 - 3/31/2020)	0	-	0	12,007,335.6820
Month #5 (4/1/2020 - 4/30/2020)	0	-	0	12,007,335.6820
Month #6 (5/1/2020 - 5/31/2020)	0	-	0	12,007,335.6820
Total	0	-	0	12,007,335.6820

1.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective July 25, 2016, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 5, 2020

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 5, 2020